                                                EXHIBIT 25.1

___________________________________________________________________

SECURITIES AND EXCHANGE COMMISSION
Washington, D. C.  20549

_________________________

FORM  T-1

STATEMENT OF ELIGIBILITY
UNDER THE TRUST INDENTURE ACT OF 1939 OF
A CORPORATION DESIGNATED TO ACT AS TRUSTEE

___________________________________________

CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
A TRUSTEE PURSUANT TO SECTION 305(b)(2)

________________________________________

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION
(Exact name of trustee as specified in its charter)

                                                                                                                                                                      13-4994650
(State of incorporation                                                                                                                              (I.R.S. employer
if not a national bank)                                                                                                                              identification No.)

1111 Polaris Parkway
Columbus, Ohio                                                                                                                                                    43271
(Address of principal executive offices)                                                                                                             (Zip Code)

Thomas F. Godfrey
Vice President and Assistant General Counsel
JPMorgan Chase Bank, National Association
1 Chase Manhattan Plaza, 25th Floor
New York, NY 10081
Tel:  (212) 552-2192
(Name, address and telephone number of agent for service)

____________________________________________

PNM RESOURCES, INC.
 (Exact name of obligor as specified in its charter)

New Mexico                                                                                                                                              85-0468296
(State or other jurisdiction of                                                                                                                  (I.R.S. employer
incorporation or organization)                                                                                                                identification No.)

Alvarado Square
Albuquerque, New Mexico                                                                                                                                87158
(Address of principal executive offices)                                                                                                           (Zip Code)

Debt Securities
 (Title of the indenture securities)

GENERAL

Item 1.General Information.

            Furnish the following information as to the trustee:

            (a)            Name and address of each examining or supervising authority to which it is subject.

                        Comptroller of the Currency, Washington, D.C.

                        Board of Governors of the Federal Reserve System, Washington, D.C., 20551

                        Federal Deposit Insurance Corporation, Washington, D.C., 20429.

            (b)            Whether it is authorized to exercise corporate trust powers.

                        Yes.

Item 2.            Affiliations with the Obligor and Guarantors.

            If the obligor or any guarantor is an affiliate of the trustee, describe each such affiliation.

            None.

Item 16.  List of Exhibits

               List below all exhibits filed as a part of this Statement of Eligibility.

   1.                  A copy of the Articles of Association of  JPMorgan Chase Bank, N.A.  (See Exhibit 1 to the Form T-1 filed as Exhibit 25(a) in connection with Registration Statement No. 333-120611 which is incorporated by reference).

               2.                  A copy of the Certificate of Authority of the Comptroller of the Currency for the trustee to commence business.

               3.                  None, the authority of the trustee to exercise corporate trust powers being contained in the documents described in Exhibits 1 and 2.

               4.                  A copy of the existing By-Laws of the Trustee.  (See Exhibit 4 to the Form T-1 filed as Exhibit 25(a) in connection with Registration Statement No. 333-120611 which is incorporated by reference).

               5.                  Not applicable.

               6.                 The consent of the Trustee required by Section 321(b) of the Act.

               7.                 A copy of the latest report of condition of the Trustee, published  pursuant to law or the requirements of its supervising or examining authority.

               8.                Not applicable.

               9.                Not applicable.

SIGNATURE

               Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee,  JPMorgan Chase Bank, N.A., has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York, on the 7th day of December, 2004.

                                                    JPMORGAN CHASE BANK, N.A.

                                                    By                          /s/ Rosa Ciaccia

                                                                Rosa Ciaccia

                                                                Trust Officer

Exhibit 2 to Form T-1
Certificate of Authority

Comptroller of the Currency

Administrator of National Banks

Washington, D.C. 20219

Certificate of Corporate Existence and Fiduciary Powers

I, Julie L. Williams, Acting Comptroller of the Currency, do hereby certify that:

1.         The Comptroller of the Currency, pursuant to Revised Statutes 324, et seq., as amended, 12 U.S.C. 1, et seq., as amended, has possession, custody and control of all records pertaining to the chartering of all National Banking Associations.

2.         "JPMorgan Chase Bank, National Association," New York, New York, (Charter No.8) is a National Banking Association formed under the laws of the United States and is authorized thereunder to transact the business of banking and exercise Fiduciary Powers on the date of this certificate.

IN TESTIMONY WHEREOF, I have hereunto subscribed my name and caused my seal of office to be affixed to these presents at the Treasury Department in the City of Washington and District of Columbia, this November 17, 2004.

[SEAL]

/s/ Julie L. Williams
           Acting Comptroller of the Currency

                                                                                                      Exhibit 6 to Form T-1
                                                                                                      Consent of Trustee

TRUSTEE'S CERTIFICATE PURSUANT TO SECTION 321(b)

The undersigned trustee, as a condition precedent to the qualification of the indenture to which this statement of eligibility applies, hereby consents that reports of examinations by Federal, State, Territorial, or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.

JPMORGAN CHASE BANK, N.A.

By:    /s/Thomas J. Foley
Name:  Thomas J. Foley
Title:    Vice President

Exhibit 7 to Form T-1

Bank Call Notice

RESERVE DISTRICT NO. 2
CONSOLIDATED REPORT OF CONDITION OF

JPMorgan Chase Bank
of 270 Park Avenue, New York, New York 10017
and Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System,
at the close of business September 30, 2004, in
accordance with a call made by the Federal Reserve Bank of this
District pursuant to the provisions of the Federal Reserve Act.

                                                                                                                                                                                                                                                                                                                                                                                                    Dollar Amounts
                                   ASSETS                                                                                  in Millions

Cash and balances due from depository institutions:
        Noninterest-bearing balances and
        currency and coin .........................................................                                                    $  19,187
        Interest-bearing balances ..............................................                                                        33,195
Securities:
Held to maturity securities....................................................                                                              121
Available for sale securities..................................................                                                         53,698
Federal funds sold and securities purchased under
        agreements to resell .......................................................
        Federal funds sold in domestic offices                                                                                    33,011
        Securities purchased under agreements to resell                                                                     82,951
Loans and lease financing receivables:
        Loans and leases held for sale.............                                                                                  17,558
        Loans and leases, net of unearned income                                                                         $171,323
        Less: Allowance for loan and lease losses                                                                                2,382
        Loans and leases, net of unearned income and
        allowance .......................................................................                                                    168,941
Trading Assets .......................................................................                                                    196,355
Premises and fixed assets (including capitalized leases)............                                                        5,578
Other real estate owned .........................................................                                                           101
Investments in unconsolidated subsidiaries and
        associated companies....................................................                                                             94
Customers' liability to this bank on acceptances
        outstanding ...................................................................                                                           391
Intangible assets
        Goodwill.......................................................................                                                        2,554
        Other Intangible assets...................................................                                                        5,411
Other assets ...........................................................................                                                     42,626
TOTAL ASSETS ..................................................................                                                 $661,772
                                                                                                                                        ==========

 LIABILITIES

Deposits
        In domestic offices ...........................................................                                             $209,624
        Noninterest-bearing ........................................................                                               $82,597
        Interest-bearing ...............................................................                                               127,027
        In foreign offices, Edge and Agreement
        subsidiaries and IBF's ......................................................                                               120,503
     Noninterest-bearing.............................................................                                               $ 7,003
        Interest-bearing ...............................................................                                              113,500

Federal funds purchased and securities sold under agree-
ments to repurchase:
        Federal funds purchased in domestic offices                                                                      22,032
        Securities sold under agreements to repurchase                                                                 96,912
Trading liabilities ........................................................................                                             107,450
Other borrowed money (includes mortgage indebtedness
        and obligations under capitalized leases)............................                                                21,794
Bank's liability on acceptances executed and outstanding............                                                    391
Subordinated notes and debentures ..........................................                                                12,821
Other liabilities ..........................................................................                                                31,690
TOTAL LIABILITIES .............................................................                                              623,217
Minority Interest in consolidated subsidiaries ............................                                                     348

EQUITY CAPITAL

Perpetual preferred stock and related surplus............................                                                        0
Common stock .........................................................................                                                 1,785
Surplus  (exclude all surplus related to preferred stock)..............                                               16,954
Retained earnings......................................................................                                               20,050
Accumulated other comprehensive income.................................                                                  (582)
Other equity capital components................................................                                                        0
TOTAL EQUITY CAPITAL ....................................................                                               38,207
                                                                                                                                             ______

TOTAL LIABILITIES, MINORITY INTEREST, AND EQUITY CAPITAL                    $661,772
                                                                                                                                   ==========

I, Joseph L. Sclafani, E.V.P. & Controller of the above-named bank, do hereby declare that this Report of Condition has
been prepared in conformance with the instructions issued
by the appropriate Federal regulatory authority and is true
to the best of my knowledge and belief.

                JOSEPH L. SCLAFANI

We, the undersigned directors, attest to the correctness
of this Report of Condition and declare that it has been
examined by us, and to the best of our knowledge and
belief has been prepared in conformance with the in-
structions issued by the appropriate Federal regulatory
authority and is true and correct.

                WILLIAM B. HARRISON, JR.                    )
                JAMES DIMON                                           )DIRECTORS
                LAWRENCE A. BOSSIDY                          )